EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Each of the undersigned hereby certifies, in his capacity as an officer of Building Materials Holding Corporation (the "Company"), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

           o the Quarterly Report of the Company on Form 10-Q for the period ended September 30, 2002 fully complies with the requirements of
              Section 13(a) of the Securities Exchange Act of 1934; and
           o the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated:  November 12, 2002





/S/ ROBERT E. MELLOR,
--------------------

Chairman of the Board of Directors,
Chief Executive Officer and President




/S/ ELLIS C. GOEBEL,
-------------------

Senior Vice President, Finance and Treasurer
Principal Financial Officer